Royalty, stream and other interests	12 Months Ended
Dec. 31, 2025
Royalty, Stream and other Interests [Abstract]
Royalty, stream and other interests [Text Block]

11. Royalty, stream and other interests

		Year ended December 31, 2025
	Royalty interests	Stream interests	Offtake interests	Total
	$	$	$	$
Balance - January 1	637,413	465,671	10,771	1,113,855
Additions	13,839	23,040	-	36,879
Exercise of a buy-down right	(2,051)	-	-	(2,051)
Depletion	(13,234)	(22,536)	-	(35,770)
Impairments	(5,495)	-	-	(5,495)
Foreign exchange revaluation impact	28,964	3,644	-	32,608

Balance - December 31	659,436	469,819	10,771	1,140,026

Producing
Cost	451,288	570,712	-	1,022,000
Accumulated depletion and impairments	(333,704)	(252,220)	-	(585,924)
Net book value - December 31	117,584	318,492	-	436,076

Development
Cost	336,640	174,271	-	510,911
Accumulated depletion and impairments	(72,475)	(58,689)	-	(131,164)
Net book value - December 31	264,165	115,582	-	379,747

Exploration and evaluation
Cost	283,473	36,268	10,771	330,512
Accumulated depletion and impairments	(5,786)	(523)	-	(6,309)
Net book value - December 31	277,687	35,745	10,771	324,203

Total net book value - December 31	659,436	469,819	10,771	1,140,026

Main additions - 2025

Silver stream - South Railroad project

In May 2025, OR Royalties International Ltd. ("OR Royalties International") acquired a silver stream on Orla Mining Ltd.'s  South Railroad project in Nevada, United States, from a third party for $13.0 million. OR Royalties International will be entitled to receive 100% of the silver production from the Dark Star, Pinion and Jasperoid Wash deposits for the life of mine, in exchange for ongoing cash payments for refined silver equal to 15% of the silver spot price at the time of delivery.

Gold stream - Cascabel project

In July 2025, OR Royalties International made the second deposit of US$10.0 million on its gold stream on SolGold plc's Cascabel project.

Impairments - 2025

In 2025, the Company recorded impairment charges totaling $5.5 million on certain royalty interests. These impairment charges resulted from the revision of certain operating parameters and the loss of royalty rights following the abandonment of properties by the respective operators.

Buy-back and buy-down rights

Some royalty, stream and other interests are subject to buy-back and/or buy-down rights held by the operators. The significant buy-back and buy-down rights are described below.

CSA copper stream

OR Royalties International owns separate silver and copper streams on the CSA mine. Specific to the copper stream agreement, OR Royalties International is entitled to receive refined copper equal to 3.0% of payable copper produced from the CSA mine until the 5th anniversary of the agreement, then 4.875% of payable copper produced from the CSA mine until 33,000 metric tonnes have been delivered in aggregate, and thereafter 2.25% of payable copper produced from the CSA mine for the remaining life of the mine.

On the 5th anniversary of the closing date (June 15, 2028), the owner of the mine will have the option to exercise certain buy-down rights by paying a one-time cash payment to OR Royalties International of $20.0 million to $40.0 million. If the option is exercised, OR Royalties International will still be entitled to receive refined copper equal to 3.25% - 4.0625% of payable copper produced from the CSA mine until 23,900 to 28,450 metric tonnes have been delivered in aggregate, and thereafter 1.5% - 1.875% of payable copper produced from the CSA mine for the remaining life of the mine.

Cascabel NSR royalty and gold stream

OR Royalties owns a 0.6% NSR royalty on the Cascabel project, which is subject to a buy-down option. On November 30, 2026, the owner of the Cascabel project may buy-down 1/3 of the NSR royalty in exchange for a one-time cash payment of approximately $35.0 million.

OR Royalties International owns a 6.0% gold stream on contained ounces of gold produced from the Cascabel project until 225,000 ounces of gold have been delivered, and 3.6% thereafter for the remaining life of the mine. On December 24, 2025, SolGold plc, the current owner of the Cascabel project, announced it had agreed to be acquired by its largest shareholder, Jiangxi Copper Company Limited. As a result of the change of control, the gold stream will be subject to a buy-down option once the transaction is completed. Prior to July 15, 2027, the new owner will have a one-time right to repurchase 50% of the gold stream for a one-time payment of gold equal to approximately 50% of the then advanced amount of OR Royalties International's total pre-construction and construction deposits, plus certain adjustments.

		Year ended December 31, 2024
	Royalty interests	Stream interests	Offtake interests	Total
	$	$	$	$

Balance - January 1	695,356	468,171	10,771	1,174,298
Additions	50,121	23,328	-	73,449
Depletion	(12,208)	(20,399)	-	(32,607)
Impairments	(49,558)	-	-	(49,558)
Foreign exchange revaluation impact	(46,298)	(5,429)	-	(51,727)

Balance - December 31	637,413	465,671	10,771	1,113,855

Producing
Cost	390,283	561,690	-	951,973
Accumulated depletion and impairments	(303,757)	(223,253)	-	(527,010)
Net book value - December 31	86,526	338,437	-	424,963

Development
Cost	352,216	160,017	20,842	533,075
Accumulated depletion and impairments	(68,832)	(58,531)	(20,842)	(148,205)
Net book value - December 31	283,384	101,486	-	384,870

Exploration and evaluation
Cost	274,874	26,271	10,771	311,916
Accumulated depletion and impairments	(7,371)	(523)	-	(7,894)
Net book value - December 31	267,503	25,748	10,771	304,022

Total net book value - December 31	637,413	465,671	10,771	1,113,855

Main acquisitions - 2024

Gold stream - Cascabel copper-gold project

On July 15, 2024, the Company announced that OR Royalties International, in partnership with Franco-Nevada (Barbados) Corporation ("FNB"), a wholly-owned subsidiary of Franco-Nevada Corporation, had entered into a definitive Purchase and Sale Agreement (Gold) (the "Gold Stream") with SolGold plc and certain of its wholly-owned subsidiaries (collectively, "SolGold"), with reference to gold production from SolGold's 100%-owned Cascabel copper-gold project located in Ecuador ("Cascabel").

Pursuant to the terms of the Gold Stream, OR Royalties International and FNB (collectively, the "Stream Purchasers") will make initial deposits totaling $100 million to SolGold in three equal tranches to fund the Cascabel's pre-construction costs (the "Pre-Construction Deposit"). The first tranche of the Pre-Construction Deposit was funded at closing, with the two subsequent tranches subject to achievement of key development milestones. Thereafter, the Stream Purchasers will make additional deposits totaling $650 million to SolGold to fund construction costs once Cascabel is fully financed and further de-risked (the "Construction Deposit", and together with the Pre-Construction Deposit, the "Deposit").

OR Royalties International will provide 30% of the Deposit ($225 million, comprised of $30 million in Pre-Construction Deposit and $195 million in Construction Deposit) in exchange for a 30% interest in the Gold Stream and FNB will provide 70% of the Deposit in exchange for a 70% interest in the Gold Stream.

The deposit is payable as follows:

•	$10 million paid at closing;
•
$10 million on achievement of operational milestones, including execution of the amended investment protection agreement, completion of geotechnical drilling and finalization of the tailings storage facility design sufficient for a minimum of 10 years of operation;

•	$10 million on achievement of operational milestones, including submission of all final permit applications for the construction and operation of the project; and
•	$195 million payable pro rata drawdowns with construction facility.

OR Royalties International will purchase refined gold equal to 6% of the contained gold produced from Cascabel until 225,000 ounces of gold have been delivered to it, and 3.6% thereafter for the remaining life of the mine. OR Royalties International will make ongoing cash payments for refined gold delivered equal to 20% of the spot price of gold at the time of delivery.

Gold NSR royalty - Dalgaranga gold project

In December 2024, the Company completed the acquisition of a 1.8% gross revenue royalty ("GRR") on the Dalgaranga Gold project (the "Dalgaranga Royalty") operated by Spartan Resources Limited ("Spartan") in Western Australia. In addition, OR Royalties acquired a 1.35% GRR (the "Exploration Royalty") on additional regional exploration licenses in proximity to the Dalgaranga gold project. The consideration paid by OR Royalties to the seller, Tembo Capital Mining Fund III, for the Dalgaranga Royalty and the Exploration Royalty totalled $50.0 million.

Silver stream amendments - Gibraltar mine

In December 2024, OR Royalties completed certain amendments to its silver stream (the "Gibraltar Silver Stream") with respect to the Gibraltar copper mine ("Gibraltar"), located in British Columbia, Canada, which is operated by a wholly-owned subsidiary of Taseko Mines Limited ("Taseko"). On March 25, 2024, Taseko announced the completion of its acquisition of an additional 12.5% interest in Gibraltar from Dowa Metals & Mining Co., Ltd. and Furukawa Co., Ltd. giving Taseko an effective 100% interest. In December 2024, OR Royalties and Taseko amended the Gibraltar Silver Stream to increase OR Royalties' effective stream percentage by 12.5% to 100%. Further to this, OR Royalties and Taseko also extended the step-down silver delivery threshold to coincide with Taseko's recently updated mineral reserve estimate for Gibraltar. OR Royalties paid a total consideration of $12.7 million to Taseko.

NSR royalty - Eagle Gold mine

On June 24, 2024, Victoria Gold Corp. ("Victoria") announced that the heap leach facility at the Eagle Gold mine experienced a failure. Operations were suspended while the site operations team, along with management and the Yukon government officials continued to assess the situation and gathered information. Victoria confirmed that there had been some damage to infrastructure and a portion of the failure had left containment. Subsequently, on July 4, 2024, Victoria advised that it had received notices of default from its lenders under the credit agreement dated December 18, 2020. A default under the Eagle Royalty Agreement dated April 13, 2018 was also triggered and, consequently, OR Royalties provided a notice of default to Victoria on July 4, 2024. On July 12, 2024 and July 30, 2024, Victoria reported that there can be no assurance that the company will have the financial resources necessary to repair the damage to the equipment and facilities, to remediate the impacts caused by the incident or to restart production.

These elements were considered indicators of impairment, among other facts and circumstances, and, accordingly, management performed an impairment assessment on its Eagle Gold mine royalty interest as at June 30, 2024. The recoverable amount, in accordance with IAS 36 Impairment of Assets, was estimated to be $nil at June 30, 2024 based on management's assessment of the facts and circumstances which include, amongst others, the complete halt of production, the social and political environment surrounding the incident, the capital requirements related to mitigation and site restoration, and the ability to restart operations with authorization from the Yukon Director of Mineral Resources or with the necessary financial resources. As a result, the Company recognized a full impairment loss of $49.6 million ($36.4 million, net of income taxes) on June 30, 2024.

Subsequently, on August 14, 2024, the Ontario Superior Court of Justice appointed PricewaterhouseCoopers Inc. as receiver and manager, at the direction of the Yukon Government and under the supervision of the court, of all the assets, undertakings and properties of Victoria, which properties include but is not limited to the Eagle Gold mine.

In the event that there is a change in the facts and circumstances surrounding the situation at the Eagle Gold mine, and there is a restart of operations and resumption of precious metal deliveries to OR Royalties under its royalty agreement, a re-assessment of the recoverable amount of the Eagle Gold mine royalty interest will be performed at that time, which may lead to a reversal of part or all of the impairment loss that has been recognized.